UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 16, 2020

VG Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39587	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

65 Bleecker Street, 6th Floor New York, New York	10012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 (212) 497-9050

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of one Class A ordinary share and one-third of one redeemable warrant	VGAC.U	The New York Stock Exchange
Class A ordinary share, par value $0.0001 per share	VGAC	The New York Stock Exchange
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	VGAC.W	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.	Unregistered Sales of Equity Securities.

Item 8.01.	Other Events.

As previously announced, on October 1, 2020, VG Acquisition Corp. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC (the “Underwriters”), pursuant to which the Company agreed to issue and sell 48,000,000 units (the “Units”), with each Unit consisting of one Class A ordinary share, $0.0001 par value per share (the "Class A Ordinary Shares"), and one-third of one redeemable warrant (the “Warrants”), each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment, to the Underwriters in its initial public offering (“IPO”). On October 6, 2020, the Company consummated the IPO. Pursuant to the Underwriting Agreement, the Company also granted the Underwriters a 45-day option from the date of the Underwriting Agreement to purchase up to 7,200,000 additional Units to cover over-allotments, if any (the “Over-allotment Option”). On October 14, 2020, the Underwriters partially exercised the Over-allotment Option to purchase an additional 2,855,000 units (the “Option Units”). Each Option Unit consists of one Class A Ordinary Share and one-third of one Warrant. On October 16, 2020, the Company completed the sale of the Option Units to Underwriters for net proceeds of approximately $27,979,000 in the aggregate after deducting the underwriter discount (the “Option Unit Proceeds”).

Simultaneously with the issuance and sale of the Option Units, the Company consummated the private placement with VG Acquisition Sponsor, LLC (the “Sponsor”) of 380,666 warrants to purchase Class A Ordinary Shares for $1.50 per warrant in a private placement with each whole warrant entitling the holder thereof to purchase one Class A Ordinary Share at $11.50 per share, subject to adjustment (the "Additional Private Placement Warrants"), generating total proceeds of $571,000 (the “Private Placement Proceeds” and, together with the “Option Unit Proceeds”, the “Proceeds”). The Additional Private Placement Warrants are substantially similar to the Warrants, except that if held by the Sponsor or its permitted transferees, they (i) may be exercised for cash or on a cashless basis, (ii) are not subject to being called for redemption (except in certain circumstances when the Warrants are called for redemption and a certain price per Class A Ordinary Share threshold is met) and (iii) subject to certain limited exceptions including the Class A Ordinary Shares issuable upon exercise of the Additional Private Placement Warrants, will be subject to transfer restrictions until 30 days following the consummation of the Company's initial business combination. If the Additional Private Placement Warrants are held by holders other than the Sponsor or its permitted transferees, the Additional Private Placement Warrants will be redeemable by the Company in all redemption scenarios and exercisable by holders on the same basis as the Warrants. The Additional Private Placement Warrants have been issued pursuant to that certain Private Placement Warrant Purchase Agreement, dated October 1, 2020, between the Company and the Sponsor and the Additional Private Placement Warrants are governed by that certain Warrant Agreement, dated October 1, 2020, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

The Proceeds were placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its income taxes, if any, the Proceeds held in the trust account will not be released from the trust account (1) to the Company until the completion of its initial business combination, or (2) to the Company's public shareholders, until the earliest of: (a) the completion of the Company's initial business combination, and then only in connection with those Class A Ordinary Shares that such shareholders properly elect to redeem, subject to certain limitations, (b) the redemption of any public shares properly tendered in connection with a (i) shareholder vote to amend the Company's amended and restated memorandum and articles of association to modify the substance or timing of its obligation to provide holders of its Class A Ordinary Shares the right to have their shares redeemed in connection with its initial business combination within 24 months from the closing of the IPO or (ii) with respect to any other provisions relating to shareholders’ rights of holders of the Company's Class A Ordinary Shares or pre-initial business combination activity and (c) the redemption of all of the Company’s public shares if the Company has not completed its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

An audited balance sheet as of October 6, 2020 reflecting receipt of the proceeds from the IPO and the Private Placement on October 6, 2020, but not the proceeds from the sale of the Option Units or the Additional Private Placement Warrants on October 16, 2020, had been prepared by the Company and previously filed on a Current Report on Form 8-K on October 13, 2020. The Company’s unaudited pro-forma balance sheet reflecting receipt of the proceeds from the sale of the Option Units and the Additional Private Placement Warrants on the same day is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

99.1	Pro-Forma Balance Sheet

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2020

VG ACQUISITION CORP.

By:	/s/ Josh Bayliss
Name:	Josh Bayliss
Title:	Chief Executive Officer